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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 21, 2005


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                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                      0-22140                42-1406262
(State or other jurisdiction of    (Commission File)      (IRS Employer
incorporation or organization)          Number             Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (712) 732-4117

                               -------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

      On October 21, 2005, the Registrant issued a news release announcing earnings for the quarter and fiscal year ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits.
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            The following Exhibit is being furnished herewith:

            99.1 Press Release of Meta Financial Group, Inc., dated October 21, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           META FINANCIAL GROUP, INC.

                       By: /s/ Ronald J. Walters
                           -------------------------------------------
                           Ronald J. Walters,
                           Senior Vice President, Secretary, Treasurer
                           and Chief Financial Officer

Dated: October 21, 2005



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                                  Exhibit Index
                                  -------------

Exhibit
Number                       Description of Exhibit
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99.1          Press Release of Meta Financial Group, Inc. dated October 21, 2005